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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                           _________________



                               FORM S-3

                        REGISTRATION STATEMENT

                                 UNDER

                      THE SECURITIES ACT OF 1933





                        CONSUMERS POWER COMPANY





                               EXHIBITS
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                             EXHIBIT INDEX





Exhibit No.  Description of Exhibit
- -----------  ----------------------

(1)          Form of Underwriting Agreement.

(4)(a) Composite Working Copy of Indenture dated as of September 1, 1945, between Consumers Power Company and Chemical Bank (successor to Manufacturers Hanover Trust Company), as Trustee, including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979. (Designated in Consumers Power Company's Registration No 2-65973 as Exhibit (b)(1)(4).)

             Indentures Supplemental thereto:

                            Consumers
                          Power Company
Sup Ind/Dated as of       File Reference        Exhibit
- -------------------       --------------        --------

44th    11/15/79          Reg No 2-65973        (b)(1)-7
45th    01/15/80          Reg No 2-68900        (b)(1)-5
46th    01/15/80          Reg No 2-69704        (4)(b)
47th    06/15/80          Form 10-K for
                          year end Dec 31,
                          1980, File
                          No 1-5611             (4)(b)
48th    03/15/81          Reg No 2-73741        (4)(b)
49th    11/01/81          Reg No 2-75542        (4)(b)
50th    03/01/82          Form 10-K for
                          year end Dec 31,
                          1981, File
                          No 1-5611             (4)(b)
51st    08/10/82          Reg No 2-78842        (4)(f)
52nd    08/31/82          Reg No 2-79390        (4)(f)
53rd    12/01/82          Reg No 2-81077        (4)(f)
54th    05/01/83          Reg No 2-84172        (4)(e)
55th    09/15/83          Reg No 2-86751        (4)(e)
56th    10/15/83          Reg No 2-87735        (4)(e)
57th    03/01/84          Reg No 2-89215        (4)(e)
58th    07/16/84          Form 10-Q for
                          quarter ended
                          June 30, 1984,
                          File No 1-5611        (4)(f)
59th    10/01/84          Reg No 2-93438        (4)(c)
60th    06/01/85          Form 10-Q for
                          quarter ended
                          June 30, 1985,
                          File No 1-5611        (4)(f)
61st    10/15/86          Reg No 33-9732        (4)(e)
63rd    04/15/87          Form 10-Q for
                          quarter ended
                          June 30, 1987
                          File No 1-5611        (4)(f)
64th    06/15/87          Form 10-Q for
                          quarter ended
                          June 30, 1987
                          File No 1-5611        (4)(g)
65th    02/15/88          Form 8-K dated
                          Feb 18, 1988
                          File No 1-5611          (4)
66th    04/15/88          Form 10-Q for
                          quarter ended
                          March 31, 1988
                          File No. 1-5611       (4)(d)
67th    11/15/89          Reg No 33-31866       (4)(d)
68th    06/15/93          Reg No 33-41126       (4)(c)
69th    09/15/93          Form 8-K dated
                          Sept 21, 1993
                          File No. 1-5611         (4)

(4)(b)       Composite Articles of Incorporation of Consumers Power
             Company, as amended.

(4)(c) Copy of the By-Laws of Consumers Power Company. (Designated in Consumers Power Company Form 10-K for the year ended December 31, 1991, File No 1-5611, as Exhibit (3)(d).)

(5)          Opinion of Counsel.

(12)         Computation of Ratios of Earnings to Fixed Charges and
             Preferred Dividends.

(15)         Letter regarding unaudited interim financial information.

(23)(a)      Consent of Counsel is contained in Exhibit 5 hereto.

(23)(b)      Consent of Arthur Andersen & Co.

(23)(c) Consent of David A. Mikelonis, Senior Vice President and General Counsel of Consumers.

(24)         Power of Attorney.

         Exhibits listed above which have been filed with the Securities and Exchange Commission are incorporated herein by reference with the same effect as if filed with this registration statement.
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